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                                                               Exhibit 99.19

                                                           EXECUTION VERSION



                            ASSIGNMENT AGREEMENT



                           DATED 11 FEBRUARY 2004



                                   BETWEEN



                                 CARBOGEN AG

                                 AS ASSIGNOR



                                     AND



                                 KBC BANK NV

                                 AS ASSIGNEE



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                                                           EXECUTION VERSION

THIS ASSIGNMENT AGREEMENT (the AGREEMENT) is made on 11 February 2004

BETWEEN:

(1) CARBOGEN AG, a stock corporation (Aktiengesellschaft) organised under the laws of Switzerland, having its corporate seat at c/o Carbogen Laboratories AG, Schachenallee 29, CH-5000 Aarau, Switzerland, which is registered in the Commercial Register (Handelsregister) under registration number CH-400.3.020.068-6,

         (the ASSIGNOR);

         and

(2) KBC BANK NV, a Belgian bank, with registered office at Havenlaan 2, B-1080 Brussels, Belgium, registered at the Crossroads Bank for Enterprises under enterprise number 0462.92.0.226, acting for itself and as joint creditor pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below),

         (the ASSIGNEE).

WHEREAS:

(A) Solutia Europe SA/NV (the ISSUER) and the Noteholders have agreed to amend and restate the Issuer's euro 200,000,000 6.25 percent Notes due 2005, as amended and restated, the euro 200,000,000 10.00 percent Senior Secured Notes due 2008 (together with the Terms and Conditions of Notes annexed thereto, as amended, modified or supplemented from time to time, the NOTES and such Terms and Conditions of Notes, as amended, modified or supplemented from time to time, the TERMS AND CONDITIONS OF NOTES) pursuant to an Agreement of Understanding and Restructuring dated 30 January 2004 among the Issuer and the Noteholders party thereto (as amended, modified or supplemented from time to time, the AGREEMENT OF UNDERSTANDING). In connection with the Notes, the Issuer will enter into a Fiscal Agency Agreement dated on or about the date of this Agreement among the Issuer, Kredietbank S.A. Luxembourgeoise as fiscal agent and paying agent, and KBC Bank NV as principal paying agent (as amended, modified or supplemented from time to time, the FISCAL AGENCY AGREEMENT). The Noteholders and the Couponholders are entitled to the benefit of, are bound by and are deemed to have notice of all of the provisions of the Fiscal Agency Agreement.

(B) It is a requirement of the Agreement of Understanding and the Terms and Conditions of Notes that the Assignor guaranty the prompt payment and performance when due of all obligations of the Issuer under the Credit Documents and grant a receivables assignment to the Assignee to secure its obligations to the Assignee as provided herein and undertake the obligations contemplated by this Agreement.

(C) Pursuant to Clause 2.1 of the Collateral Agency Agreement (as defined below), the Assignee shall be the joint creditor (together with the relevant Noteholder) of each and every obligation of the Assignor, as guarantor, towards each of the Noteholders under the Assignor Subsidiary Guaranty (as defined below) and the other Credit Documents to which the Assignor is a party, and accordingly the Assignee will have its own independent right to demand performance by the Assignor of those obligations. There is as a result a joint creditorship under New York law between the Noteholders and the Assignee with regard to the sums owed under the Assignor Subsidiary Guaranty (as defined below) and the other Credit Documents.

                                     1

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                                                           EXECUTION VERSION

(D) In consideration of the agreements set forth herein and in the Terms and Conditions of Notes, the Agreement of Understanding and the other Credit Documents, the Assignor agrees to create a security assignment in respect of the Claims (as defined below) in favour of the Assignee under the following terms (the AGREEMENT).

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:

         ACCOUNT BALANCES means all present and future assets, such as moneys standing to the credit of the Bank Accounts (as defined below), and all entitlement to interest accruing to any such moneys together with any other assets or rights on deposit on the Bank Accounts.

         ASSIGNMENT means the assignment of Claims (as defined below) created or arising pursuant to this Agreement.

         ASSIGNOR SUBSIDIARY GUARANTY means the Subsidiary Guaranty made by the Assignor in favour of the Assignee on or about the date of this Agreement.

         BANKS means the banks with whom one or several Bank Accounts (as defined below) have been or will be opened.

         BANK ACCOUNT means any existing account opened in the name of the Assignor including (without limitation) those listed in
         Schedule 1-B hereto and any update thereof, or any new such
         ------------
         account to be opened in the future in the name of the Assignor.

         BANK ACCOUNT CLAIMS means all sums owing to the Assignor from the balance from time to time, and as the case may be, the final closing balance of any existing account opened in the name of the Assignor including (without limitation) the Bank Accounts listed in
         Schedule 1-B and any update thereof, and any other account (whether a current account or a deposit account, or any other type of account) held by the Assignor in any currency with any Person in Switzerland or abroad, or any new such account to be opened in the future in the name of the Assignor.

         CHF means the lawful currency of Switzerland.

         CLAIMS means all claims, present or future, actual or contingent, owing to the Assignor, including but not limited to claims in connection with any of the following: Intra-Group Receivables, Loans and Guarantees, Insurance Claims, Trade Receivables, Bank Account Claims.

         To the extent that such Claims are in existence or outstanding at the time this Agreement comes into force, such Claims are referred to as the EXISTING CLAIMS, and if such Claims will only come into existence in the future they are referred to as the FUTURE CLAIMS. A list of the Existing Claims is attached hereto as Schedules 1-A
                                                             -------------
         to 1-C. The assignment of the assigned Claims also includes the
         ------
         assignment of all claims for unjust enrichment or claims in tort which relate to any intended, concluded, invalid or rescinded agreement.

         CO means the Swiss Federal Code of Obligations, as amended.

                                     2

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                                                           EXECUTION VERSION

         COLLATERAL AGENCY AGREEMENT means the collateral agency agreement dated among the Issuer, the Subsidiary Guarantors, the Assignee and the Noteholders party thereto, as amended, modified or supplemented from time to time.

         DEBTOR means each debtor of or counterparty to a Claim.

         EURO, euro, EUR or (euro) means the lawful currency of the Participating Member States.

         GROUP means Solutia, Inc. and its Subsidiaries and all Affiliates owned by Solutia, Inc. and its Subsidiaries.

         INSURANCE CLAIMS means all sums owing to the Assignor from any insurance company on account of any insurance policy (other than any life, health, group insurance or similar insurance policy), whether as insurance indemnities, refunds of premium or otherwise; provided that Insurance Claims shall not include any insurance outstanding as of the date hereof the assignment of which would violate the insurance contract between the Assignor and the relevant insurance company.

         INTRA-GROUP RECEIVABLE means all sums owing to the Assignor by other members of the Group on any account and of any nature whatsoever.

         ISSUER means Solutia Europe NV/SA, a Belgian company limited by shares, having its registered office at Boondaelse Steenweg 6, 1050 Brussels, Belgium and registered at the Crossroads Bank for Enterprises, under enterprise number 0460.474.440.

         LOANS AND GUARANTEES means all sums owing to the Assignor from any Person, and in particular from any affiliated company or associated company, on account of loans, advances (whether in current account or not) or other financial credits made or granted by the Assignor, or on account of any recourse (whether by way of subrogation or otherwise) against any Person by reason of a guarantee or security given by such Assignor for such Person's liabilities.

         NOTES has the meaning given to such term under (A) of the Preamble.

         PARTY means a party to this Agreement.

         PAYMENT DEFAULT means the default of the Assignor to pay to the Assignee any amounts when due owed by the Assignor under the Assignor Subsidiary Guaranty, the Collateral Agency Agreement and any other Credit Document to which it is party.

         SECURED OBLIGATIONS means all present and future actual and contingent indebtedness, obligations, and liabilities of the Assignor to the Assignee which may arise under, out of, or in connection with the Collateral Agency Agreement, the Assignor Subsidiary Guaranty or any other Credit Document to which the Assignor is party.

         SECURITY means any and all security granted by any Credit Party to the Assignee with a view to securing the Secured Obligations.

         SUBSIDIARY means an entity of which a person has direct or indirect control or owns directly or indirectly more than 50% of the voting capital or similar right of ownership and CONTROL for this purpose means the power to direct the management and the policies of the entity whether through the ownership of voting capital, by contract or otherwise.



                                     3

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                                                           EXECUTION VERSION

         TRADE RECEIVABLES means all present and future monetary receivables and claims held by the Assignor against clients, purchasers or suppliers of any of them whether resulting from its present or future business or from any other cause at law.

         Unless the context otherwise requires or unless otherwise defined in this Agreement, words and expressions defined in the Terms and Conditions of Notes shall have the same meaning when used in this Agreement.

1.2 Where the context so admits, the singular includes the plural and vice versa.

1.3 The headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

1.4 Any reference in this Agreement to a defined document is a reference to that defined document as amended, supplemented or novated from time to time in accordance with its terms.

2.       ASSIGNMENT

(a) The Assignor hereby assigns all of the Claims to the Assignee (the ASSIGNMENTS).

(b) The Existing Claims shall pass over to the Assignee on execution of this Agreement, and any Future Claims shall pass over to the Assignee on the date such Future Claims arise.

(c) Together with the Claims all security interest, collateral and any other rights pertaining thereto, as well as all rights resulting from the underlying agreements including the Assignor's rights to demand repossession against the direct possessor are transferred and assigned to the Assignee.

(d) Notwithstanding the provisions of (b) - (c) above, the security interest granted hereunder shall become effective at the time of the execution of this Agreement.

(e) Insofar as additional declarations or actions are necessary for the perfection of the security interest to be granted hereunder or its enforcement, the Assignor shall, at the Assignee's request, make such declarations or undertake such actions.

(f)      The Assignee accepts the before mentioned Assignment.

3.       SECURITY PURPOSE

         The Claims shall serve as collateral in order to secure the prompt and complete payment and discharge of any and all Secured Obligations.

4.       LIST OF CLAIMS

(a) The Assignor shall provide the Assignee following the occurrence of a Payment Default (or if so requested by the Assignee), in order to permit the safeguarding of its legitimate interests, with a list of those Claims which were still outstanding at the end of the preceding month. Unless otherwise agreed, the list shall show the names, addresses and telephone numbers of the Debtors as well as the outstanding amounts, the invoice dates and the due dates. If one or several Claims cannot be asserted, the Assignor shall indicate which Claims are affected and for which reasons such Claims cannot be asserted.

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                                                           EXECUTION VERSION

(b) In order to protect its legitimate interests, the Assignee is entitled to request upon the written instructions of the Requisite Noteholders additional information or documents from the Assignor in order to protect its legitimate interests, and the Assignor shall promptly upon request (but in any event within ten (10) Business Days) provide the Assignee with such information or documents; provided that, unless a Payment Default has occurred and is continuing, the Assignor may retain such information and documents that are subject to a confidentiality undertaking to which the Assignor is bound.

(c) For the avoidance of doubt, the Assignee shall also be entitled to any and all Claims if for any reason whatsoever such Claims are not, or are incompletely contained in the list presented to the Assignee.

(d) The Assignor shall have the right to deliver the list of Claims on a readable hard disk compatible with usual business software. The Assignee will contact the Assignor from time to time with a view to agreeing the necessary details.

(e) If the Assignor employs a third party for its bookkeeping and/or data-processing, the Assignor hereby authorises the Assignee to obtain the lists of Claims directly from such third party at the Assignor's expense and hereby instruct the third party to provide the Assignee with the list in accordance with the terms and conditions of this Agreement.

5.       THE ASSIGNOR RIGHTS

(a) The Assignor shall have the right to collect and recover the Claims and to take all measures and enter into all agreements with the respective Debtors in the ordinary course of business provided that the Assignor shall not be entitled to collect any amount under any Insurance Claim in excess of EUR 1,000,000. The Assignor may in particular grant reasonable discounts or indulgence to Debtors and/or enter into settlement agreements. The Assignor shall in doing so act with the care of an orderly acting merchant (Sorgfalt eines ordentlichen Kaufmannes).

(b) The Assignee may revoke the right mentioned in Clause 5(a) at any time after the occurrence and continuance of a Payment Default.

6.       DISCLOSURE AND NOTIFICATION TO BANKS

(a)      The Assignor shall notify, without delay and in any event within 5
         (five) Business Days following the date hereof, the Persons listed on Schedule 1-B at which it currently maintains Bank Accounts of the fact that such Bank Accounts have been assigned to the Assignee pursuant to this Agreement, and the Assignor shall use its best efforts to deliver to the Assignee such Persons' signed acknowledgements thereto no later than ten (10) Business Days following the date hereof. Each such notification shall be substantially in the form of Schedule 2 to this Agreement. With
                                      ----------
         respect to each Person other than listed in Schedule 1-B (as said
         Schedule is supplemented or amended in accordance with Clause 11(j) and paragraph (b) below) at which the Assignor maintains any other Bank Account after the date hereof, the Assignor shall notify, without delay and in any event no later than five (5) Business Days following the date it opens such Bank Account, such Persons of the fact that such Bank Accounts have been assigned to the Assignee pursuant to this Agreement, and the Assignor shall use its best efforts to deliver to the Assignee such Persons' signed acknowledgements thereto no later than ten (10) Business Days following the date thereof. Each such notification shall be substantially in the form of Schedule 2 to this Agreement. For the
                                      ----------
         avoidance of doubt, the Assignee shall not have any obligation to obtain the signed acknowledgements itself.

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                                                           EXECUTION VERSION

(b) Subject to and in accordance with the terms and conditions of the Credit Documents and of this Agreement, the Assignee hereby authorises the Assignor to use any Account Balances in the ordinary course of business or where such a disposal is required by law until such authorisation is revoked in accordance with Clause 8.(a).

(c) The Assignor hereby acknowledges that following the Assignment, the Assignee is authorised to obtain at any time from the Bank all required information regarding the Bank Accounts, and, upon the occurrence and continuance of a Payment Default, to dispose of any Account Balance without the consent of the Assignor within the limits of this Agreement.

7.       DISCLOSURE AND NOTIFICATION TO OTHER DEBTORS

(a) As long as no Payment Default shall have occurred and is continuing, the Assignor shall be free to collect all amounts due under the Claims as it sees fit. The Assignor shall notify, without delay and in any event no later than five (5) Business Days following the date hereof, the debtors and counterparties listed on
         Schedule 1-A against whom it currently holds Intra-Group Receivables of the fact that such Intra-Group Receivables owing from them have been assigned to the Assignee pursuant to this Agreement, and the Assignor shall use its best efforts to deliver to the Assignee such debtors' and counterparties' signed acknowledgements thereto no later than ten (10) Business Days following the date hereof. Each such notification shall be substantially in the form of Schedule 3 to this Agreement. With
                                      ----------
         respect to each Intra-Group Receivable arising from debtors other than those listed in Schedule 1-A to this Agreement (as said
         Schedule 1-A is supplemented or amended pursuant to Clause 11(a)) that the Assignor acquires after the date hereof, the Assignor shall notify, without delay and in any event no later than five (5) Business Days following the date of such acquisition, the debtors and counterparties against whom it holds such Intra-Group Receivables of the fact that such Intra-Group Receivables owing from them have been pledged to the Assignee pursuant to this Agreement, and the Assignor shall use its best efforts to deliver to the Assignee such debtors' and counterparties' signed acknowledgements thereto no later than ten (10) Business Days following the date of such acquisition. Each such notification shall be substantially in the form of Schedule 3 to this Agreement.
                                               ----------
         For the avoidance of doubt, the Assignee shall not have any obligation to obtain the debtors' and counterparties' signed acknowledgements itself.

(b) Upon the occurrence of a Payment Default that is continuing, the Assignor shall immediately notify the debtors and counter parties against whom it holds Trade Receivables of the fact that the Trade Receivables owing from them have been pledged to the Assignee pursuant to this Agreement, and that such Claims may only be discharged by payment to the Assignee. Such notification shall be substantially in the form of Schedule 4 to this Agreement.
                                      ----------

(c) The Assignor shall notify, without delay and in any event no later than ten (10) Business Days following the date hereof, the counterparties to the insurance contracts listed on Schedule 1-C of the fact that any insurance owed or to be owed under such insurance contracts have been assigned to the Assignee pursuant to this Agreement, and the Assignor shall use its best efforts to deliver to the Assignee such counterparties' signed acknowledgements thereto no later than twenty (20) Business Days following the date hereof. Each such notification shall be substantially in the form of Schedule 5 to this Agreement. With respect to any Insurance
            ----------
         Claims owed or to be owed under insurance contracts other than those listed in Schedule 1-C to this Agreement (as said Schedule 1-C is supplemented or amended pursuant to Clause 11(a)) that the Assignor enters into after the date hereof, the Assignor shall notify, without delay and in any event no later than ten (10) Business Days following the date of such entering into such insurance contracts, the counterparties to such insurance contracts of the fact that such Insurance Claims owing or to be owed from them have been assigned to the

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                                                           EXECUTION VERSION

         Assignee pursuant to this Agreement, and the Assignor shall use its best efforts to deliver to the Assignee such counterparties' signed acknowledgements no later than twenty (20) Business Days following the date of entering into such insurance contracts. Each such notification shall be substantially in the form of Schedule 5 to
                                                            ----------
         this Agreement. For the avoidance of doubt, the Assignee shall not have any obligation to obtain the counterparties' signed acknowledgements itself.

(d) The Assignor shall provide the Assignee without delay with a copy of any notification given pursuant to this Clause 7, together with the adequate evidence of such notification having been sent and received. For the avoidance of doubt, the Assignee shall not have any obligations to investigate or verify whether the Assignor has complied with any of its notification obligations.

(e) The Assignee may give any notice required to be given pursuant to this Clause 7 if the Assignor has not given such notice within five
         (5) Business Days after the Assignor is required or at any time following the occurrence and during the continuance of a Payment Default. For this purpose, the Assignor will deliver to the Assignee simultaneously with the execution of this Agreement, notifications in the form of Schedules 2, 3, 4 and 5 to this Agreement, duly printed on its letterhead and duly executed by the Assignor. Each notification made by the Assignee in accordance with Clause 6 or this Clause 7 may be accompanied by a photocopy of such notification. The Assignee shall only give any notice in accordance with this Clause, upon instructions of the Requisite Noteholders.

(f) The Assignee shall have no responsibility in connection with the perfection measures contemplated in Clause 6 and this Clause 7 except for its gross negligence or wilful misconduct.

8.       ENFORCEMENT AND COLLECTION

(a) If a Payment Default occurs and is continuing, the Assignee is entitled, without regard to the procedures and formalities provided for in the Swiss Federal Act Debt Collection and Bankruptcy of 1889, as amended:

         (i) to immediately realise any and all of the Claims to the extent necessary to satisfy any outstanding Secured Obligations by collecting all or part of the Claims;

         (ii) to revoke, with immediate effect, the Assignor's authorisation to dispose of the Account Balances vis-a-vis the Banks; and

         (iii) to realize, at its discretion, all or part of the Account Balances (including, for the avoidance of doubt, any new payments of Trade Receivables made to the Bank Accounts subsequent to the revocation mentioned above).

(b) To the extent the Assignee is entitled to collect the Claims, it may request upon the written instructions of the Requisite Noteholders that all documents relating to the Claims be handed over to the Assignee and the Assignor hereby agrees to comply promptly with any such request. If a Payment Default is not continuing, the Assignee's right to collect the Claims shall cease and the Assignee shall pay over to the Assignor all moneys received in connection with such collection and retained by it during the continuance of the Payment Default (such payments being inclusive of daily interest) save to the extent any such moneys have been applied in payment of any of the Secured Obligations.

(c) If and to the extent the Assignee collects any Claims pursuant to this Clause 8 (Enforcement and Collection) hereof, it may take all measures and enter into all agreements with such

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                                                           EXECUTION VERSION

         Debtors which it considers to be expedient. In particular, the Assignee may grant discounts or indulgence to Debtors and/or enter into settlement agreements.

9.       RIGHT OF INSPECTION

         The Assignor shall allow the Assignee to inspect at any time during normal business hours its records, or to have them inspected by a duly authorised representative, for the purpose of evaluating and enforcing the Claims. However, as long as no right of realisation exists a right of inspection for the purpose of inspecting and checking the Claims only shall only be upon reasonable advance notification and during normal business hours.

10.      BOOKKEEPING AND DATA-PROCESSING

(a) If the Claims have been stored in an electronic data-processing system, the Assignor shall allow the Assignee access to the computer, including the peripheral equipment and all data concerning the Claims. Moreover, software operators shall be made available insofar as required, and any assistance required shall be provided to the Assignee. If a third party handles the electronic processing of data, the Assignor hereby authorises the Assignee to obtain these services, and instructs such third party to handle the processing of data for the Assignee upon its instructions as it did for the Assignor.

(b) If, and to the extent, documents required for the inspecting, checking, evaluation or realisation of the assigned Claims have been delivered by the Assignor to a third party (especially to an accountant or tax advisor) the Assignor hereby assigns to the Assignee its claims against such third party for providing information and for delivering such documents and hereby instructs the third party to provide the Assignee with such information and documents required to inspect, check, evaluate and realise the assigned Claims. In so far as an electronic data processing is executed by third parties the Assignor hereby assigns to the Assignee all its claims for performance and instructs these third parties to execute the electronic data processing on behalf of the Assignee in the same manner as they were obliged towards the Assignor, provided that the Assignee requests them to do so. The Assignee hereby accepts the aforementioned assignments.

11.      UNDERTAKINGS

         The Assignor undertakes:

         (a) not to take any steps, including without limitation to the exercise of any right it has under any agreement under which the Claims arise, which may jeopardise or materially adversely affect the security interest constituted in this Agreement.

         (b) to provide the Assignee promptly at its reasonable request all information and documents which are necessary to asserting the Claims.

         (c) to procure, to the extent possible under Swiss law, that no executory seizure is made on the Claims, and that any conservatory seizure thereon is lifted within sixty (60) days of it first being made; and to inform the Assignee promptly of any attachments (Pfandungen, Arrest) regarding any and all of the Claims or any other measures which may impair or jeopardise the Assignee's rights relating to the Claims. In the event of an attachment, the Assignor undertakes to forward to the Assignee without undue delay a copy of the attachment order (Pfandungsurkunde, Arrestbefehl) and all other documents necessary for a defence against the attachment or its realisation. The Assignor shall inform the attaching creditor promptly about the Assignee's security interests;

                                     8

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                                                           EXECUTION VERSION

         (d) to notify the Assignee promptly of any event or circumstance which might materially adversely affect the validity or enforceability of this Agreement;

         (e) to promptly execute such further instruments and documents and do such other acts as are necessary in order to fully effect the purposes of this Agreement as the Assignee may from time to time reasonably request upon written instructions from the Requisite Noteholders;

         (f) not to assign or sell any of the Claims to any third party without the Assignee's prior written consent, except as permitted under the Credit Documents;

         (g) not to enter into any kind of arrangement that would provide for the non-assignability of any assigned Claims or subject the assignability to the consent of a party other than the Assignee, without the prior written consent of the Assignee;

         (h) not to dispose of the amounts standing to the credit of any Bank Account other than in the ordinary course of business or where such a disposal is required by law or approved by the Assignee in advance in writing; and

         (i) in relation to the conduct of its business, to exclusively use the Bank Accounts, and, in particular, (i) to generally use its best endeavours to ensure that all Debtors and other persons make payments in relation to Claims to the Bank Accounts, and (ii) promptly forward any Trade Receivables that have been paid otherwise than into the Bank Accounts to the Bank Accounts.

         (j) Without delay and in any event no later than five (5) Business Days following the date of acquisition of an Intra-Group Receivable arising from a debtor or counterparty that is not listed on Schedule 1-A (as supplemented from time to time), the Assignor shall deliver a written notice to the Assignee, setting forth the name and address of such additional debtor or counterparty (it being understood that such written notice shall be deemed to supplement Schedule 1-A annexed hereto for all purposes of this Agreement); and without delay and in any event no later than five (5) Business Days following the date that the Assignor opens any Bank Account at a Person that is not listed on Schedule 1-B (as supplemented from time to time), the Assignor shall deliver a written notice to the Assignee, setting forth the name and address of such Person and the account number of such Bank Account (it being understood that such written notice shall be deemed to supplement Schedule 1-B annexed hereto for all purposes of this Agreement); and without delay and in any event no later than five (5) Business Days following the date that the Assignor enters into an insurance contract with a Person that is not listed on Schedule 1-C (as supplemented from time to time), the Assignor shall deliver a written notice to the Assignee, setting forth the name and address of such Person and the contract number of such insurance contract (it being understood that such written notice shall be deemed to supplement Schedule 1-C annexed hereto for all purposes of this Agreement).

         (k) If not done so before, to notify without delay and in any event no later than five (5) Business Days following the date hereof the Persons listed on Schedule 1-B at which currently Bank Accounts are maintained in the name of "CarboGen Laboratories (Aarau) AG", "CarboGen Laboratories (Neuland) AG" and/or "CarboGen Laboratories (Marly) AG"of the fact that in 2003 the Assignor took over by way of a merger all assets and liabilities of the companies "CarboGen Laboratories (Aarau) AG", "CarboGen Laboratories (Neuland) AG" and "CarboGen Laboratories (Marly) AG" including such companies' Bank Accounts;

                                     9

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                                                           EXECUTION VERSION

         (l) to do all acts necessary and/or practical, and use best efforts, in order to effectuate that without delay and in any event no later than twenty (20) Business Days following the date hereof the Bank Accounts listed on Schedule 1-B which currently still are maintained in the name of "CarboGen Laboratories (Aarau) AG", "CarboGen Laboratories (Neuland) AG" and/or "CarboGen Laboratories (Marly) AG" will be changed to list the Assignor as account holder.

12.      REPRESENTATIONS AND WARRANTIES

         Without prejudice and in addition to the representations and warranties of the Assignor under the Collateral Agency Agreement, Subsidiary Guaranty and the other Credit Documents to which the Assignor is a party, the Assignor represents and warrants to the Assignee as of the date hereof and undertakes during the subsistence of this Agreement as follows:

         (a) it is validly existing and neither insolvent, nor subject to any insolvency proceedings or in any other similar situation of conflicting claims of creditors in a way, which could give these creditors reasonable grounds for a claim against the Assignor. No resolutions have been taken, nor has any petition been filed, to dissolve or liquidate the Assignor, nor has the Assignor been declared bankrupt nor has a suspension of payments been granted to the Assignor;

         (b) it has all requisite power and authority to execute, deliver and perform this Agreement and this Agreement has been duly authorized, executed and delivered and constitutes the legally valid and binding obligations of the Assignor, enforceable against it in accordance with its terms;

         (c) it is the holder (Forderungsinhaber) of the Existing Claims and the rights assigned hereunder, and such Existing Claims are free of Liens other than Permitted Liens imposed by mandatory operation of law;

         (d) it is the unrestricted creditor and beneficiary of the Bank Accounts, free from any Lien (save for Permitted Liens imposed by mandatory operation of law) and that none of the Bank Accounts have been assigned to any Person other than the Assignee;

         (e) all Claims can be transferred and assigned under the laws and agreements by which they are governed;

         (f)   Schedule 1-A, as said Schedule 1-A may be supplemented from
               ------------          ------------
               time to time pursuant to the provisions of Clause 11(j), contains a true, accurate and complete list of the names and addresses of all the debtors and counterparties against whom it currently holds Intra-Group Receivables and Trade Receivables; Schedule 1-B, as said Schedule 1-B may be
                            ------------          ------------
               supplemented from time to time pursuant to the provisions of Clause 11(j), contains a true, accurate and complete list of the names and addresses of all Persons at which the Assignor currently maintains Bank Accounts; Schedule 1-C, as said
                                                  ------------
               Schedule 1-C may be supplemented from time to time pursuant
               ------------
               to the provisions of Clause 11(j), contains a true, accurate and complete list of the names and addresses of all the Persons with which the Assignor currently holds insurance contracts;

         (g) it has the right to freely dispose (verfugen) of the Existing Claims and rights and such disposition does not violate the rights of any third party or any regulatory orders;

                                     10

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                                                           EXECUTION VERSION

         (h) This Agreement does not violate any law or regulation applicable to the Assignor as of the date hereof, its constitutional documents or any material contractual or other obligation binding upon it, that would prevent it from assigning the Claims.

13.      INDEMNITY

13.1     LIABILITY FOR DAMAGES

         The Assignee shall not be liable for any loss or damage suffered by the Assignor save in respect of such loss or damage which is suffered as a result of the gross negligence or wilful misconduct of the Assignee. The Assignee shall not be under any obligation to the Assignor to take any steps necessary to preserve any rights in the Claims against any other parties but may do so at its option, and all expenses reasonably incurred in connection therewith shall be for the account of the Assignor and shall be part of the Secured Obligations. If any such expenses are borne by the Assignee, the Assignor shall on first demand reimburse the Assignee therefor, and its reimbursement obligation shall be part of the Secured Obligations.

13.2     INDEMNIFICATION

         The Assignor will indemnify the Assignee and keep the Assignee and any attorney, manager, agent or other Person appointed by the Assignee under this Agreement in accordance with and to the extent required under the Notes indemnified against any losses, actions, claims, expenses, demands and liabilities which may be reasonably incurred by or made against the Assignee for anything done or omitted in the exercise or purported exercise of the powers contained herein and caused by any breach of the Assignor of any of its obligations or undertakings contained herein other than to the extent that such losses, actions, claims, expenses, demands and liabilities are incurred or made against the Assignee as a result of the gross negligence or wilful misconduct of any Assignee.

14.      DURATION AND INDEPENDENCE

14.1     DURATION

         This Agreement shall remain in full force and effect until the earlier of (a) the date upon which all Secured Obligations have been irrevocably paid and discharged in full; and (b) the date notified by the Assignee to the Issuer. This Agreement shall not cease to exist if any payments made in satisfaction of the Secured Obligations have only temporarily discharged the Secured Obligations.

14.2     CONTINUING SECURITY

(a) This Agreement shall create a continuing security and no change or amendment or increase whatsoever to the Notes or in any document or agreement related thereto nor shall any release of Security affect the validity or the scope of this Agreement. This Agreement shall not be discharged or in any way prejudiced or affected by any change in the constitution or status of the Assignor or any other Person or by any legal limitation, disability, incapacity or other circumstances relating to the Assignor or any other Person, by any invalidity, illegality or unenforceability of the obligations of the Assignor or any other Person. The Assignee or, as the case may be, Requisite Noteholders may at any time without discharging or in any way affecting this Agreement (a) grant the Issuer or any Subsidiary Guarantor any time or indulgence, (b) concur in any moratorium of the Secured Obligations, (c) abstain from taking or perfecting any other security and discharge any other security, (d) abstain from exercising any right or recourse or from proving or claiming any debt and waive any right or recourse, (e) amend the terms and conditions of the Secured Obligations in accordance with the Terms

                                     11

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

                                                           EXECUTION VERSION

         and Conditions of Notes and applicable law, and (f) apply any payment received from the Assignor or for its account towards the Secured Obligations or any other obligations of the Assignor of the Assignee's choice.

(b) Without prejudice to the scope of the Secured Obligations, the Assignor and the Assignee agree that in the event of a transfer of all or any part of the Secured Obligations by way of assignment or novation in accordance with the Credit Documents or in the event of a change or replacement of the Assignee or the Assignor in accordance with the Credit Documents, the Assignments will be maintained, automatically and without any further formality or consent, to secure the Secured Obligations as assigned or novated in favour of the Assignee (or a new assignee, if any). To the extent that any such further formality or consent on the part of Assignor will, nevertheless, be required, the Assignor hereby undertakes to perform any such formality or consent without delay upon the Assignee request.

14.3     INDEPENDENCE

         This Agreement is independent from any other Security. No other such Security shall prejudice, be prejudiced by, or be merged in any way with, this Agreement. If there is a conflict between this Agreement and the Terms and Conditions of Notes then (to the extent permitted by law) the Terms and Conditions of Notes shall take priority over the provisions of this Agreement.

15.      COSTS AND EXPENSES

         The Assignor will pay to the Assignee the amount of all costs, charges, fees and expenses (including fees for legal advisers) reasonably incurred by the Assignee in connection with the preparation, execution, performance, enforcement and amendment of this Agreement, or any waiver in relation thereto, together in each case with any applicable value added tax or other taxes.

16.      MISCELLANEOUS

16.1     AMENDMENTS

         Changes to and amendments of this Agreement including this Clause
         16.1 (Amendments) must be made in writing. No oral supplements to this Agreement have been or will be made.

16.2     WAIVERS AND REMEDIES CUMULATIVE

         The rights of each Party under this Agreement:

         (a)   may be exercised as often as necessary;

         (b) are cumulative and not exclusive of its rights or remedies provided by law;

         (c)   may be waived only in writing and specifically.

         No failure or delay by a party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         All the rights of the Assignee hereunder shall be in addition to any other right vested in the Assignee and all such rights may be exercised from time to time and as often as the Assignee

                                     12

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                                                           EXECUTION VERSION

         may deem expedient. The Assignor waives any right it may have of first requiring the Assignee to proceed against or claim payment from any other party, or enforce any guarantee or security before enforcing the Assignment.

17.      SEVERABILITY

         If any of the provisions of this Agreement should be or become invalid, unenforceable or impractical in whole or in part, the validity of the other provisions hereof shall not be affected. In that case the invalid, unenforceable or impractical provision is deemed to be replaced by such valid and enforceable provision or arrangement, which corresponds as closely as possible to the invalid, unenforceable or impractical provision and to the Parties' economic aims pursued by and reflected in this Agreement. The same applies in the event that this Agreement does not contain a provision which it needs to contain in order to achieve the economic purpose as expressed herein (Regelungslucke).

18.      RELEASE OF SECURITY

         After the full and complete satisfaction of all Secured Obligations or if so required by Swiss mandatory law, the Assignee shall reassign to the Assignor the Claims and surrender the excess proceeds, if any, resulting from any realisation of the Claims. The Assignee will, however, transfer any claims to a third party to the extent it is obliged to do so.

         Any release or discharge shall be null and void and without effect if any payment received by the Assignee and applied towards satisfaction of all or part of the Secured Obligations

         (a) is avoided or declared invalid as against the creditors of the maker of such payment; or

         (b)   becomes repayable by the Assignee to a third party; or

         (c)   proves not to have been effectively received by the Assignee;

         and the Assignee shall be entitled to enforce this Agreement as if such release or discharge had not occurred.

19.      NOTICES AND THEIR LANGUAGE

19.1     NOTICES

         All communications to be made hereunder shall be made in writing to the following addresses:

         If made to the Assignor:      Solutia Europe SA/NV
                                       Boondaelse Steenweg 6
                                       B-1050 Brussels
                                       Belgium
                                       Parc Scientifique-Fleming
                                       rue Laid Bumiat 3
                                       B-1348 Louvain-la-Neuve
                                       Belgium
                                       Att.: For the Attention of
                                       Legal Department
                                       Fax: +32 (0)1 048 1224


                                     13

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

                                                           EXECUTION VERSION

         If made to the Assignee:      KBC Bank NV
                                       Havenlaan 12
                                       B-1080 Brussels
                                       Belgium
                                       Att.: Mr Dirk De Bleser
                                       Fax: +32 (0)2 429 4920

         Any communication or document made or delivered by one Person to another under or in connection with this Agreement shall only be effective:

         (a)   by way of fax, when received in legible form;

         (b) if by way of letter, when it has been left at the relevant address(es) with acknowledgement of receipt or when it has been delivered to the addressee by registered mail;

         (c) and, if a particular department or officer is specified as part of its address details provided under this Clause 19.1, if addressed to that department or officer.

19.2     LANGUAGE

         This Agreement is executed in English only, and no translation thereof shall be binding on the parties hereto or consulted in order to interpret this Agreement. Without prejudice to any other procedural rule applicable to any dispute, any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail except that where a German translation of a legal term appears in such text, the German translation shall prevail.

20.      GOVERNING LAW

         This Agreement shall be governed by the substantive laws of Switzerland.

21.      JURISDICTION

         Any and all disputes arising out of or in connection with this Agreement including but not limited to matters of validity, conclusion, binding effect, interpretation, construction, performance or non-performance and remedies shall be subject to the non-exclusive jurisdiction of the Commercial Court (Handelsgericht) of the Canton of Zurich, Switzerland, venue being Zurich 1, subject to review as provided for by law. If there is no ordinary place of foreclosure in Switzerland according to the Federal Statute on Debt Collection and Bankruptcy (SchKG), the place of foreclosure (Betreibungsort) shall be Zurich 1, which shall be the place of performance for obligations arising under this Agreement.

                                     14

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                                                           EXECUTION VERSION

22.      DELEGATION OF POWERS

         The Assignee shall be entitled, at any time and as often as may be expedient, to delegate all or any of the powers and discretion vested in it by, this Agreement in such manner, upon such terms and to such Person as the Assignee in its absolute discretion may think fit.

23.      BENEFIT OF THIS AGREEMENT

         This Agreement shall be binding on, and inure for the benefit of, the Assignor and the Assignee and their respective successors and assigns. The expressions Assignee and Assignor include their respective successors, and, in the case of the Assignee, its nominee or such other Person as may from time to time be appointed Collateral Agent.

24.      ASSIGNMENT

         This Agreement shall be binding upon the parties hereto and their respective successors in law. The Assignee shall be entitled to assign or otherwise transfer any and all of its rights and duties under this Agreement to third parties. The Assignor may not assign or transfer any of its rights or obligations under this Agreement, save prior agreement in writing of the Assignee.

25.      EVIDENCE OF THE SECURED OBLIGATIONS OWING BY THE ASSIGNOR

         A certificate by the Assignee as to the amount and the terms and conditions of the Secured Obligations owing to the Assignee from the Assignor is, prima facie evidence of the matters to which it relates.

26.      RESPONSIBILITY OF THE ASSIGNEE

(a)      The Assignee shall not be responsible to any Noteholder for:

         (i) the adequacy, accuracy or completeness of any recitals, statements, representations or warranties contained in any Subsidiary Guaranty or Collateral Document;

         (ii) the adequacy, accuracy or completeness of any statement or information (whether written or oral) made in or supplied in connection with any Subsidiary Guaranty or Collateral Document; or

         (iii) the legality, validity, effectiveness, adequacy or enforceability of any Subsidiary Guaranty or Collateral Document (including but not limited to validity of the Floating Charge Agreement (overeenkomst pand op handelszaak/contrat de gage sur fonds de commerce) between the Issuer and the Collateral Agent).

(b) Each Noteholder is responsible to make, and to continue to make, its own independent appraisal of all risks arising under or in connection with the Notes, the Subsidiary Guaranties and the Collateral Documents (including but not limited to the financial condition and affairs of the Issuer and the Subsidiary Guarantors, the nature and extent of any recourse against any party or its assets or the legality, validity, effectiveness, adequacy or enforceability of any Subsidiary Guaranty or Collateral Document).


                                     15

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                                                           EXECUTION VERSION

                                 SIGNATORIES

Made in three (3) originals, of which one will be held by the Assignor, one will be held by the Assignee and one will be held by counsel to the ad hoc committee of Noteholders, on 11 February 2004.



CARBOGEN AG,
AS ASSIGNOR


/s/ Kristel Deroover
-----------------------------------
Name: Kristel Deroover
Title: Attorney



-----------------------------------
Name:
Title:



KBC BANK NV,
AS ASSIGNEE


/s/ Dirk De Bleser
-----------------------------------
Name: Dirk De Bleser
Title: Head Operations & Accounting



-----------------------------------
Name:
Title:


                                     16